License Agreements	3 Months Ended
Mar. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
License Agreements

7. License Agreements

License Agreement with The University of Michigan

In December 2014, we entered into a license agreement with The Regents of The University of Michigan (Michigan), which was amended in March 2015, under which we received certain license rights for a non-refundable upfront license, annual maintenance fees and payments upon achievement of certain development and sales-based milestones. The licensed asset consists of a number of compounds, which are in the lead discovery/lead optimization phase. All future development, regulatory and commercial work on the asset will be completed fully and at our sole expense. Michigan retains the right to use the asset for non-commercial research, internal and/or educational purposes, with the right to grant the same limited rights to other non-profit research institutions. Furthermore, the agreement stipulates contingent consideration for the issuance of shares equivalent to a set dollar value upon the occurrence of a qualified financing or a change of control event, as defined in the amendment to the agreement, consistent with the terms issued to any future investors or the per share consideration to be received by other shareholders. As a result of the Financing, we issued 79,113 shares of our common stock (as adjusted for the exchange in the Merger) at a fair value of $500,000, which was recognized as research and development expense during the three months ended March 31, 2015.

The agreement will terminate upon the last-to-expire patent rights, or may be terminated by us at any time with 90 days written notice of termination or terminated by Michigan upon a bankruptcy by us, payment failure by us that is not cured within 30 days or a material breach of the agreement by us that is not cured within 60 days.

Sponsored Research Agreement with The University of Michigan

In February 2015, we entered into a Sponsored Research Agreement with Michigan under which we will sponsor up to $2.7 million of research at Michigan over a three-year period. We will receive a non-exclusive right to any technology developed under this agreement and have an option right for an exclusive right to any such licenses developed under the agreement. The Sponsored Research Agreement allows for termination with notice at any time by us. In the event of termination by us prior to the second anniversary of the agreement, other than due to breach by Michigan, we will be required to pay costs budgeted through the second anniversary up to $2.0 million of the sponsored research amount. Any costs incurred for the Sponsored Research Agreement will be expensed as incurred. For the three months ended March 31, 2015, we recorded $125,000 in research and development expense under this research agreement.

Collectively, our outstanding license agreements provide for specified development, regulatory and sales-based milestone payments up to a total of $81.7 million payable upon occurrence of each stated event, of which $1.2 million relates to the initiation of certain development activities, $30.5 million relates to the achievement of specified regulatory approvals for the first indication and up to $50.0 million for the achievement of specified levels of product sales. Additional payments will be due for each subsequent indication if specified regulatory approvals are achieved. All milestone payments under the agreements will be recognized as research and development expense upon completion of the required events because the triggering events are not considered to be probable until they are achieved. As of March 31, 2015, we have not achieved any milestones under the agreements. Furthermore, if all the programs are successfully commercialized, we will be required to pay tiered royalties on annual net product sales ranging from the low single digits to the low teens, depending on the volume of sales and the respective agreement.